MORGAN KEEGAN SELECT FUND, INC.
            REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND

                      Supplement dated May 12, 2005 to the
           Statement of Additional Information dated February 18, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION FOR MORGAN KEEGAN SELECT FUND, INC. DATED FEBRUARY 18, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

Regions Morgan Keegan Select LEADER Short-Term Bond Fund
--------------------------------------------------------

The following provisions beginning on page 3 of the Statement of Additional Information, is changed to read as follows:

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS ("BOARD") WITHOUT SHAREHOLDER APPROVAL. THE FUND MAY NOT:

      (1) Invest  in  companies  for  the  purpose  of  exercising  control   or
      management.

      (2) Purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Short Term Bond Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

      (3) Invest more than 5% of its total assets (taken at current value) in securities of companies that (with predecessor companies) have a record of less than three years of continuous operations.

      (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues as a single class and all debt issues as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

      (5) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

      (6) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by fundamental restriction
      (5) above. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

      (7) Purchase or retain securities of an issuer if officers and Trustees of the Company and officers and directors of its investment Adviser who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities.

      (8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or its affiliates or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

      (9) Purchase any illiquid security if, as a result, more than 15% of the fund's net assets (based on current value) would then be invested in such securities; provided, however, that no more than 10% of the fund's total assets may be invested in the aggregate in (a) restricted securities, (b) securities of companies that (with predecessor companies) have a record of less than three years of continuous operations and (c) securities that are not readily marketable.

      (10) Write or purchase puts, calls or combinations of both except that the fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indices or futures contracts and (c) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

      (11) Invest, under normal circumstances, less than 80% of the fund's net assets (plus the amount of any borrowings for investment purposes) in bonds or other debt obligations.

Any notice required to be delivered to shareholders of the fund for the purpose of announcing an intended change in non-fundamental policy (11) above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

The fund intends, based on the views of the staff of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to 15% of the fund's net assets.

Although authorized to invest in restricted securities, the fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities in the coming year. Although authorized to make short sales subject to the condition specified in fundamental restriction (6) above, the fund as a matter of non-fundamental operating policy currently does not intend to make such short sales in the coming year. Although authorized under non-fundamental restriction (10) above to write, purchase and sell put and call options on currencies and to enter into currency forward contracts, the fund, as a matter of non-fundamental operating policy, currently does not intend to do so in the coming year.

                                      -3-